American Century World Mutual Funds, Inc. Prospectus Supplement International Value Fund
Supplement dated April 29, 2013 ■ Prospectus dated April 1, 2013

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Managers

Vinod Chandrashekaran, Senior Vice President and Director of Quantitative Research, has been a member of the team that manages the fund since 2013.

Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2005.

Elizabeth Xie, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2011.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Vinod Chandrashekaran

Dr. Chandrashekaran, Senior Vice President and Director of Quantitative Research, has been a member of the team that manages the fund since joining American Century Investments in 2013. From 2010 to 2013, he was the head of risk management for quantitative equity and quantitative global-macro strategies for BlackRock. From 2007 to 2009, he was the head of implementation research for quantitative active equity for Barclays Global Investors. He has a bachelor’s degree in electronics from the Indian Institute of Technology Madras, India and a Ph.D. in finance from the University of California, Berkeley.

Yulin Long

Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments as a quantitative analyst in 2005. She became a senior quantitative analyst in 2007, a vice president and senior quantitative analyst in 2012, and a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.

Elizabeth Xie

Dr. Xie, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2011. She joined American Century Investments as a quantitative analyst in 2007 and became a portfolio manager in 2010. From 2005 to 2007, she was a consultant for ERS Group. She has both a bachelor’s and master’s degree in economics from Beijing University, and a Ph.D. in economics and a Master of Legal Studies from Stanford University. She is a CFA charterholder.

The SAI provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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